Critical Accounting Estimates and Judgments	12 Months Ended
Mar. 31, 2025
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Critical Accounting Estimates and Judgments
3	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
The consolidated financial statements are influenced by estimates and management judgments, which necessarily have to be made in the course of preparation of the consolidated financial statements. Estimates and judgments are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances, and which are continually evaluated.

Allowance for Loan Losses
The allowance for loan losses is measured under the ECL model which requires the use of complex models and significant assumptions about future economic conditions and credit behavior. A number of significant judgments are also required in applying the accounting requirements for measuring ECL, such as:

•	qualitative assessment in determining obligor grades;

•	determining criteria for a significant increase in credit risk since initial recognition;

•	measuring ECL by choosing appropriate models and assumptions;

•
incorporating forward-looking information into the ECL measurement by obligor grading, forecast range of macroeconomic scenarios, and additional ECL adjustments if the current circumstances, events or conditions at relevant portfolio level are not fully reflected in the ECL model; and

•
estimating the expected future cash flows by taking into account factors such as historical loss information, the appropriateness of the borrower’s business plan or operational improvement plan, the status of progress of its plan, the overall support from financial institutions, and the realizable value of any collateral held.

For the fiscal year ended March 31, 2025, the obligor grading, macroeconomic factors and additional ECL adjustments used to determine the final ECL reflected the current and forward-looking impact of the situation in Russia and Ukraine, high tariff measures by the United States on its trading partner countries, the continuing high interest rates in foreign countries and the changes in the domestic business environment. The obligor grades were reviewed based on the most recent information available as appropriate.
The macroeconomic scenarios for incorporating forward-looking information in the ECL measurement were updated, reflecting the recent economic forecasts. The Group assumed that the Japanese economy is expected to slow down, primarily due to a decrease in exports caused by the deterioration of the U.S.-China economies, coupled with low growth in personal consumption. As for the U.S. economy, the Group assumed that it is anticipated to decelerate toward mid-year as business investment and personal consumption decline due to uncertainty about the future. However, it is expected to recover toward the end of the year, driven by ongoing interest rate cuts and the dissipation of tariff impacts. As for the European economy, the Group also expected it to slow down, mainly due to the impact of U.S. tariffs. As for the Asia-Pacific economy, the Group assumed, particularly China, it is expected to experience significant effects from U.S. tariffs, leading to low growth. This assumption was considered in determining the base scenario. The severe downside scenario is the adverse scenario and based on stressed business environments such as a serious economic recession and financial market disruption, and this scenario is in conformity with the Group’s internal stress test. Further, both the downside and upside scenarios are developed based on the premises of the base scenario and past macroeconomic experiences. Applied probability weightings for each scenario, which can vary every year, are determined mainly by statistical methods. The following table shows the growth rates of the Japanese, U.S., European Monetary Union (“EMU”) and Asia-Pacific GDPs and the Japanese short-term interest rate, which are key factors of the macroeconomic scenarios.

	For the fiscal year ending March 31,
As at March 31, 2025:	2026	2027
Upside	(%)
Japanese GDP (Nominal)	3.5	3.7
U.S. GDP (Real)	2.5	3.3
EMU GDP (Real)	1.0	2.9
Asia-Pacific GDP (Real)	5.1	5.8
Japanese short-term interest rate	0.5	0.5

Base
Japanese GDP (Nominal)	2.3	2.4
U.S. GDP (Real)	1.3	2.0
EMU GDP (Real)	0.5	0.6
Asia-Pacific GDP (Real)	3.9	4.5
Japanese short-term interest rate	0.5	0.5

Downside
Japanese GDP (Nominal)	1.7	2.0
U.S. GDP (Real)	0.2	0.3
EMU GDP (Real)	(0.4)	(3.2)
Asia-Pacific GDP (Real)	2.8	3.3
Japanese short-term interest rate	0.5	0.5

Severe downside
Japanese GDP (Nominal)	0.9	(2.2)
U.S. GDP (Real)	(1.1)	(1.1)
EMU GDP (Real)	(0.8)	(5.4)
Asia-Pacific GDP (Real)	1.5	1.9
Japanese short-term interest rate	1.0	0.0

	For the fiscal year ending March 31,
As at March 31, 2024:	2025	2026
Upside	(%)
Japanese GDP (Nominal)	5.5	1.6
US GDP (Real)	4.9	0.7
EMU GDP (Real)	3.1	2.1
Asia-Pacific GDP (Real)	7.3	3.4
Japanese short-term interest rate	0.1	0.1

Base
Japanese GDP (Nominal)	2.7	2.5
US GDP (Real)	2.1	1.7
EMU GDP (Real)	0.3	1.2
Asia-Pacific GDP (Real)	4.5	4.4
Japanese short-term interest rate	0.1	0.1

Downside
Japanese GDP (Nominal)	2.6	2.7
US GDP (Real)	(1.3)	4.7
EMU GDP (Real)	(1.5)	1.7
Asia-Pacific GDP (Real)	2.1	4.5
Japanese short-term interest rate	0.1	0.1

Severe downside
Japanese GDP (Nominal)	1.1	3.6
US GDP (Real)	(2.7)	5.6
EMU GDP (Real)	(2.1)	1.3
Asia-Pacific GDP (Real)	1.2	4.9
Japanese short-term interest rate	0.1	0.1

The following table shows the probability weightings of each scenario the Group estimates.

	Upside	Base	Downside	Severe downside
	(%)
As at March 31, 2025:
Scenario probability weighting	20	60	19	1

	Upside	Base	Downside	Severe downside
	(%)
As at March 31, 2024:
Scenario probability weighting	20	60	13	7

In determining the need for making additional ECL adjustments, the Group considered whether there is an increase in the credit risk for some portfolios which had a material adverse impact resulting from high tariff measures by the United States on its trading partner countries, from the sanctions imposed in connection with Russia’s aggression against Ukraine, from the continuing high interest rates in foreign countries, or from the changes in the domestic business environment and whether the increased risk, if any, was not fully incorporated in the ECL model. For the high tariff measures by the United States on its trading partner countries, the Group evaluated the forward-looking impact on credit risks and losses considering the impact of such sudden environment changes caused by these measures on borrowers which the Group identified in terms of country and industries. For the Russian exposure, the Group evaluated the forward-looking impact on credit risks and losses based on factors such as the possibility that payment of principal or interest would be delayed or a request for loan restructuring would be made due to the prolonged impact of sanctions targeting Russia imposed by the Japanese government and authorities in several other jurisdictions, Russia’s measures to defend its economy and mitigate the effect of sanctions, and a deterioration of the credit condition of Russia. In addition, the Group also considered the prolonged difficulty in collecting funds through remittances out of Russia due to orders by the Russian authorities, such as the payments from Russian customers. For the continuing high interest rates in foreign countries, the Group evaluated the forward-looking impact on credit risks and losses in light of the increased interest payment burden on borrowers. For the changes in the domestic business environment, additional ECL adjustments included the consideration of the increasing material and labor costs as well as changes in the financial environment such as an increase in the policy interest rate. The Group evaluated the forward-looking impact on credit risks and losses of certain industry-related portfolios selected based on changes in factors such as the market conditions and bankruptcy trends. As a consequence, the Group decided to make ECL adjustments for the portfolios affected by high tariff measures by the United States on its trading partner countries, the situation in Russia and Ukraine, the continuing high interest rates in foreign countries and the changes in the domestic business environment. At March 31, 2025, the additional ECL adjustments for the portfolios affected by high tariff measures by the United States on its trading partner countries was ¥40,550 million. Further, the Group’s credit risk exposure to Russian borrowers was approximately ¥237 billion and the ECL for that exposure was ¥101,524 million. In addition, the additional ECL adjustments for the portfolios affected by the continuing high interest rates in foreign countries and for the portfolios affected by the changes in the domestic business environment were ¥16,398 million and ¥13,868 million, respectively.
Management estimates and judgments may change from time to time as the economic environment changes or new information becomes available. Changes in these estimates and judgments will result in a different allowance for loan losses and may have a direct impact on impairment charges. Allowance for loan losses amounted to ¥1,102,522 million and ¥979,000 million at March 31, 2025 and 2024, respectively. For additional information, refer to Note 10 “Loans and Advances.”
Fair Value of Financial Instruments
The fair values of financial instruments where no active market exists or where quoted prices are not otherwise available are determined by using valuation techniques. In these cases, inputs to valuation techniques are based on observable data with respect to similar financial instruments or by using models. Where observable inputs are not available, the fair value is estimated based on appropriate assumptions that a market participant would take into account. Where valuation techniques (for example, models) are used to determine fair values, they are validated and periodically reviewed. The Group certifies significant valuation models before they are used, and calibrates them to ensure that outputs reflect actual data and comparative market prices. To the extent practical, models use only observable data; however, inputs such as credit risk (both own and counterparty), volatilities and correlations require management to make estimates. Changes in assumptions about these factors could affect the fair values of these financial instruments. More details about the Group’s valuation techniques, significant unobservable inputs used in determining fair values and sensitivity analyses are given in Note 45 “Fair Value of Financial Assets and Liabilities.”
Impairment of Property, Plant and Equipment
The Group has property, plant and equipment, which consist of assets for rent, land, buildings, right of use assets and others. Property, plant and equipment are tested for impairment if events or changes in circumstances indicate that it may not be recoverable at the end of each reporting period. If any such indication exists, then its recoverable amount is estimated. The process to determine the recoverable amount is inherently uncertain because such recoverable amount is determined based on management estimates and judgments. Changes in management judgments may result in different impairment test results and different impairment amounts recognized. For the fiscal years ended March 31, 2025, 2024 and 2023, impairment losses on property, plant and equipment were ¥5,461 million, ¥4,168 million and ¥31,617 million, respectively. For additional information, refer to Note 12 “Property, Plant and Equipment.”

Impairment of Intangible Assets
Impairment of goodwill
Goodwill is tested for impairment on an annual basis or more frequently if events or changes in circumstances indicate that it may not be recoverable. If any such indication exists, then its recoverable amount is estimated. The process to determine the recoverable amount is inherently uncertain because such recoverable amount is determined based on a number of management estimates and judgments. The Group determines the recoverable amount using the estimated future cash flows, pre-tax
discount rates, growth rates, and other factors. The estimation of future cash flows inherently reflects management judgments, even though such forecasts are prepared taking into account actual performance and external economic data. The pre-tax
discount rates and growth rates may be significantly affected by market interest rates or other market conditions, which are beyond management’s control, and therefore significant management judgments are made to determine these assumptions. These management judgments are made based on the facts and circumstances at the time of the impairment test, and may vary depending on the situation and the time. Changes in management judgments may result in different impairment test results and different impairment amounts recognized. For the fiscal years ended March 31, 2025, 2024 and 2023, impairment losses on goodwill were ¥8,032 million, nil and ¥126,151 million, respectively. For additional information, refer to Note 14 “Intangible Assets.”
Impairment of other intangible assets
The Group has other intangible assets, not including goodwill, which consist of software, contractual customer relationships, trademarks and others. These are divided into other amortizing intangible assets and other non-amortizing
intangible assets. Other amortizing intangible assets are tested for impairment if events or changes in circumstances indicate that it may not be recoverable at the end of each reporting period. Other non-amortizing
intangible assets are tested for impairment on an annual basis or more frequently if events or changes in circumstances indicate that it may not be recoverable. If any such indication exists, then its recoverable amount is estimated. The process to determine the recoverable amount is inherently uncertain because such recoverable amount is determined based on a number of management estimates and judgments as described in “—Impairment of goodwill.” Changes in management judgments may result in different impairment test results and different impairment amounts recognized. For the fiscal years ended March 31, 2025, 2024 and 2023, impairment losses on other intangible assets were ¥1,551 million, ¥9,648 million and ¥9,368 million, respectively. For additional information, refer to Note 14 “Intangible Assets.”
Provision for Interest Repayment
Provision for interest repayment represents management’s estimate of future claims for the refund of so-called
“gray zone interest” (interest on loans in excess of the maximum rate prescribed by the Interest Rate Restriction Act (ranging from 15% to 20%) up to the 29.2% maximum rate permitted under the Act Regulating the Receipt of Contributions, Receipt of Deposits and Interest Rates), taking into account historical experience such as the number of customer claims for a refund, the amount of repayments and the characteristics of customers, and the length of the period during which claims are expected to be received in the future.
Management estimates and judgments may change from time to time as the legal environment and market conditions change or new information becomes available. Changes in these estimates and judgments could affect the balance of provision for interest repayment. Provision for interest repayment is recorded in provisions as a liability, and it totaled ¥209,659 million and ¥120,864 million at March 31, 2025 and 2024, respectively. For additional information, refer to Note 21 “Provisions.”
Retirement Benefits
The Group has defined benefit plans such as defined benefit pension plans and lump-sum
severance indemnity plans. The present value of the defined benefit obligation is calculated based on actuarial valuations that are dependent upon a number of assumptions, including discount rates, mortality rates and future salary (benefit) increases. The discount rates are equivalent to market yields of AA credit-rated corporate bonds that have terms to maturity approximating those of the related obligations. Future mortality rates are based on the official mortality table generally used for actuarial assumptions in Japan. Other assumptions used for the calculation of the defined benefit obligation are based on historical records. Due to the long-term nature of these plans, such estimates are subject to significant uncertainty. Any change in these assumptions will impact actuarial gains and losses, as well as the present value of the defined benefit obligation and the net retirement benefit expense for each period. Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions in the year, and return on plan assets excluding interest income are recognized in other comprehensive income and are never reclassified to profit or loss.
The difference between the fair value of the plan assets and the present value of the defined benefit obligation at the end of the reporting period is recognized as assets and liabilities in the consolidated statements of financial position. When this calculation for each plan results in a benefit to the Group, the recognized asset is limited to the present value of any economic benefits available in the form of refunds from the plan or reductions in future contributions to the plan (“asset ceiling”). An economic benefit is available to the Group, if it is realizable during the life of the plan or on settlement of the plan obligation. The net total of assets and liabilities in the consolidated statements of financial position amounted to net assets of ¥478,072 million and ¥503,050 million at March 31, 2025 and 2024, respectively. For additional information, refer to Note 24 “Retirement Benefits.”
Deferred Tax Assets
Deferred tax assets relating to tax losses carried forward and deductible temporary differences are recognized, only to the extent that it is probable that future taxable profit will be available against which the tax losses carried forward and the deductible temporary differences can be utilized. This assessment requires significant management estimates and judgments. Future taxable profit is estimated based on, among other relevant factors, forecasted results of operations, which are based on historical financial performance and the business plans that management believes to be prudent and feasible. While the Group carefully assesses the realization of tax losses carried forward and deductible temporary differences, the actual taxable profit in the future may be less than the forecast. The deferred tax assets amounted to ¥63,176 million and ¥58,080 million in the consolidated statements of financial position at March 31, 2025 and 2024, respectively, while the net total of deferred tax assets and liabilities amounted to net liabilities of ¥202,591 million and ¥622,259 million at March 31, 2025 and 2024, respectively. For additional information, refer to Note 23 “Deferred Income Tax.”